Dividends	12 Months Ended
Dec. 31, 2020
Dividends
Dividends
23.	Dividends

Quarterly Dividend Policy

In May 2014, the Company’s board of directors approved a new quarterly dividend policy. Under this policy, the Company intends to make quarterly cash dividend distributions at an amount equivalent to approximately 25% of the Group’s anticipated net income after tax in each fiscal quarter. In the second quarter of 2019, the Company’s board of directors determined that quarterly dividends will be set at an amount equivalent to approximately 20%-30% of the Company’s anticipated net income after tax in each fiscal quarter. The Company’s board of directors also approved an additional special dividend of US$0.69 per ADS in the third quarter of 2019.

Dividends are recognized when declared. There is no significant dividend payable as of December 31, 2019 and 2020, respectively. The cash dividend declared related to the net profits of fiscal year 2019 and fiscal year 2020 was RMB9,353.6 million and RMB3,614.8 million (US$554.0 million) in total, respectively.

The determination to make dividend distributions and the amount of such distributions in any particular quarter will be made at the discretion of the Company’s board of directors and will be based upon its operations and earnings, cash flow, financial condition, capital and other reserve requirements and surplus, any applicable contractual restrictions, the ability of the Company’s PRC subsidiaries to make distributions to their offshore parent companies, and any other conditions or factors which the board deems relevant and having regard to the directors’ fiduciary duties.